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                                                                    Exhibit 99.1

                  Certification of the Chief Executive Officer
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     In connection with this amendment no.1 to annual report on Form 10-K/A (the "Report") of Nanophase Technologies Corporation (the "Company"), I, Joseph Cross, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 23, 2003

                                         /s/ JOSEPH E. CROSS
                                         ---------------------------------------
                                         Joseph E. Cross
                                         Chief Executive Officer